SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 13, 2014

International Packaging & Logistics Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-21384	13-3367421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Irvine Center Dr., Suite 870, Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 427-8700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation fo the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 4.01 Changes in Registrants Certifying Accountant.

(a) On October 13, 2014, the Company informed PMB Helin Donovan, LLP that they were engaging another auditing firm concurrent with this notice. PMB Helin Donovan, LLP audited the financial statements of the Company for the fiscal years ended December 31, 2013 and 2012. The report of PMB Helin Donovan, LLP (“PMB”) on such financial statements, the most recent dated April 8, 2014, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Between February 22, 2006 (the date of engagement) and October 13, 2014 (the date ending their engagement) there were no disagreements with PMB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB, would have caused PMB to make reference to the subject matter of the disagreement in its review of the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2012.

The Company has requested that PMB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 17, 2014 is filed herewith as Exhibit 16.

(b) On October 13, 2014, upon the authorization and approval of the board of directors, the Company engaged RBSM LLP, Accountants and Advisors (“RBSM”) as its independent registered public accounting firm.

No consultations occurred between the Company and RBSM during the transitional period ended the fiscal years ended December 31, 2013 and 2013 and through October 13, 2014, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K or reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is attached as part of this report:

Exhibit No.   Description

    16     Letter from PMB Helin Donovan, LLP to the Securities and Exchange Commission

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ Owen Naccarato	Date:
Owen Naccarato Chief Executive Officer,	October 17, 2014

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